EXHIBIT 10.17
                                                                   -------------




                                December 20, 2007




Corey M. Horowitz, Chairman & CEO
Network-1 Security Solutions, Inc.
445 Park Avenue, Suite 1028
New York, New York  10022

Dear Corey:

     This letter will confirm that I hereby resign as a member of the Board of Directors of Network-1 effective December 31, 2007.


                                                        Very truly yours,

                                                        /s/ Harry Schessel